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                                                                    EXHIBIT 23.1




                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 10, 1998 included in Vical Incorporated's Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.



                                                         /s/ Arthur Andersen LLP

                                                             Arthur Andersen LLP


San Diego, California
July 27, 1998